UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 13, 2019

ORGANOVO HOLDINGS, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-35996	27-1488943
(State or other jurisdiction of incorporation)	Commission File Number:	(I.R.S. Employer Identification No.)

440 Stevens Avenue, Suite 200

Solana Beach, CA 92075

(Address of principal executive offices, including zip code)

(858) 779-2494

(Registrant’s telephone number, including area code)

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☒	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

(Title of each class)	(Trading symbol(s))	(Name of each exchange on which registered)
Common Stock, $0.001 par value	ONVO	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.   ☐

Item 1.01. Entry into a Material Definitive Agreement.

Agreement and Plan of Merger

On December 13, 2019, Organovo Holdings, Inc. (“Organovo” or the “Company”), Opal Merger Sub, Inc., a Delaware corporation and a wholly-owned subsidiary of Organovo (“Merger Sub”), and Tarveda Therapeutics, Inc., a Delaware corporation (“Tarveda”), entered into an Agreement and Plan of Merger and Reorganization (the “Merger Agreement”). Upon the terms and subject to the satisfaction or waiver of the conditions set forth in the Merger Agreement, including approval of the transaction by Organovo’s stockholders and Tarveda’s stockholders, Merger Sub will merge with and into Tarveda, with Tarveda becoming a wholly-owned subsidiary of Organovo and the surviving corporation of the merger (the “Merger”). The Merger is intended to qualify for federal income tax purposes as a tax-free reorganization under the provisions of Section 368(a) of the Internal Revenue Code of 1986, as amended.

Subject to the terms and conditions of the Merger Agreement, at the effective time of the Merger (the “Effective Time”): (i) each share of Tarveda common stock outstanding immediately prior to the Effective Time (excluding any shares held by Organovo, Merger Sub or Tarveda and dissenting shares) will be converted solely into the right to receive a number of shares of Organovo’s common stock (the “Shares”) equal to the exchange ratio described below, (ii) each outstanding Tarveda stock option will be assumed by Organovo and (iii) each outstanding Tarveda warrant that is not exercised or terminated in connection with the transactions contemplated by the Merger Agreement will be assumed by Organovo.

Under the exchange ratio formula in the Merger Agreement, the former Tarveda equity holders immediately before the Effective Time are expected to own approximately 75% of the outstanding capital stock of Organovo on a fully-diluted basis, and the stockholders of Organovo immediately before the Effective Time are expected to own approximately 25% of the outstanding capital stock of Organovo on a fully-diluted basis, subject to adjustment based upon whether Organovo’s net cash at the closing of the Merger is greater or less than $22.0 million and other potential adjustments.

At the Effective Time, the Board of Directors of Organovo is expected to consist of six members designated by Tarveda and two members designated by Organovo Board of Directors. Following the Effective Time, Andrew Fromkin is expected to serve as Organovo’s Chairman of the Board, President and Chief Executive Officer and Brian Roberts is expected to serve as Organovo’s Chief Financial Officer. Also at the Effective Time, Organovo will change its name to “Tarveda Therapeutics, Inc.” and change its trading symbol to “TVDA.” It is anticipated that trading for Tarveda’s securities will be listed on The Nasdaq Global Market or The Nasdaq Capital Market.

The Merger Agreement contains customary representations, warranties and covenants made by Organovo and Tarveda, including covenants relating to obtaining the requisite approvals of the stockholders of Organovo and Tarveda, indemnification of directors and officers and Organovo’s and Tarveda’s conduct of their respective businesses between the date of signing of the Merger Agreement and the Closing.

In connection with the Merger, Organovo will prepare and file with the U.S. Securities and Exchange Commission (“SEC”) a registration statement on Form S-4 that will contain a proxy statement /prospectus/information statement, and will seek the approval of Organovo’s stockholders with respect to certain actions, including the following (collectively, the “Organovo Stockholder Matters”):

•	the issuance of Organovo common stock to the Tarveda stockholders pursuant to the Merger Agreement and the change of control of Organovo resulting from the Merger pursuant to pertinent Nasdaq rules;

•

the amendment of Organovo’s certificate of incorporation to effect a reverse split of all outstanding shares of the Organovo common stock at a reverse stock split ratio as mutually agreed to by Organovo and Tarveda;

•	the amendment of Organovo’s certificate of incorporation to change the name of Organovo to “Tarveda Therapeutics, Inc.”;

•	the approval of the adoption of a new equity incentive plan for the combined company; and

•	the approval, on a non-binding advisory vote basis, of the compensation that will or may become payable by Organovo to its named executive officers in connection with the Merger.

Consummation of the Merger is subject to certain closing conditions, including, among other things, approval by the stockholders of Organovo and Tarveda, the continued listing of the Organovo common stock on The Nasdaq Global Market or The Nasdaq Capital Market, and Tarveda having at least $15,000,000 in cash and cash equivalents at the closing of the Merger.

The Merger Agreement contains certain termination rights for both Organovo and Tarveda, and further provides that, upon termination of the Merger Agreement under specified circumstances, either party may be required to pay the other party a termination fee of $1,000,000 (or $2,000,000 in certain circumstances), and reimburse the other party’s expenses incurred, up to a maximum of $300,000 (or $500,000 in certain circumstances).

Support Agreements

Concurrently with the execution of the Merger Agreement, the executive officers and directors and certain other stockholders of Tarveda entered into support agreements with Organovo and Tarveda (the “Tarveda Support Agreements”) who in the aggregate own approximately 85% of the outstanding shares of Tarveda common stock on an as-converted to common stock basis. The Tarveda Support Agreements provide, among other things, that the stockholders who are parties to the Tarveda Support Agreements will vote all of the shares held by them in in favor of the adoption of the Merger Agreement or any other matter necessary to consummate the transactions contemplated by the Merger Agreement and against any “acquisition proposal,” as defined in the Merger Agreement.

Concurrently with the execution of the Merger Agreement, the executive officers and directors of Organovo entered into support agreements with Organovo and Tarveda (the “Organovo Support Agreements”). The Organovo Support Agreements provide, among other things, that the stockholders who are parties to the Organovo Support Agreements will vote all of the shares held by them in in favor of the Organovo Stockholder Proposals or any other matter necessary to consummate the transactions contemplated by the Merger Agreement and against any “acquisition proposal,” as defined in the Merger Agreement.

Lock-Up Agreements

Concurrently with the execution of the Merger Agreement, (i) the officers and directors of Organovo and (i) the officers, directors and certain securityholders of Tarveda, who in the aggregate own approximately 85% of the outstanding shares of Tarveda common stock on an as-converted to common stock basis, entered into lock-up agreements (the “Lock-Up Agreements”), pursuant to which they accepted certain restrictions on transfers of any shares Organovo’s common stock for the 180-day period following the Effective Time.

The preceding summary does not purport to be complete and is qualified in its entirety by reference to the Merger Agreement, the form of Organovo Support Agreement, the form of Tarveda Support Agreement and the form of Lock-Up Agreement, which are filed as Exhibits 2.1, 2.2, 2.3 and 2.4, respectively, and which are incorporated herein by reference.

The Merger Agreement (and the foregoing description of the Merger Agreement and the transactions contemplated thereby) has been included to provide investors and stockholders with information regarding the terms of the Merger Agreement and the transactions contemplated thereby. It is not intended to provide any other factual information about Organovo or Tarveda or to modify or supplement any factual disclosures about Organovo in its public reports filed with the SEC. The representations, warranties and covenants contained in the Merger Agreement were made only as of specified dates for the purposes of the Merger Agreement, were solely for the benefit of the parties to the Merger Agreement and may be subject to qualifications and limitations agreed upon by such parties. In particular, in reviewing the representations, warranties and covenants contained in the Merger Agreement, it is important to bear in mind that such representations, warranties and covenants were negotiated with the principal purpose of allocating risk between the parties, rather than establishing matters as facts. Such representations, warranties and covenants may also be subject to a contractual standard of materiality different from those generally applicable to stockholders and reports and documents filed with the SEC. Investors and stockholders are not third-party beneficiaries under the Merger Agreement. Accordingly, investors and stockholders should not rely on such representations, warranties and covenants as characterizations of the actual state of facts or circumstances described therein. Information concerning the subject matter of such representations, warranties and covenants may change after the date of the Merger Agreement, which subsequent information may or may not be fully reflected in the parties’ public disclosures.

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

The disclosures in Item 1.01 of this Current Report on Form 8-K are incorporated herein by reference.

Item 8.01. Other Events.

Attached as Exhibit 99.1 is a copy of the joint press release issued by Organovo and Tarveda on December 16, 2019 announcing the execution of the Merger Agreement. Organovo and Tarveda will host a joint conference call on December 16, 2019 at 8:30 a.m. Eastern Time to discuss the proposed Merger. A copy of the script to be used during the joint conference call is attached hereto as Exhibit 99.2.

Forward-Looking Statements

This communication contains forward-looking statements (including within the meaning of Section 21E of the This communication contains forward-looking statements (including within the meaning of Section 21E of the Securities Exchange Act of 1934, as amended, and Section 27A of the Securities Act of 1933, as amended) concerning Organovo and Tarveda, the proposed transaction and other matters. These statements may discuss goals, intentions and expectations as to future plans, trends, events, results of operations or financial condition, or otherwise, based on current beliefs of the management of Organovo and Tarveda, as well as assumptions made by, and information currently available to, management. Forward-looking statements generally include statements that are predictive in nature and depend upon or refer to future events or conditions, and include words such as “may,” “will,” “should,” “would,” “expect,” “anticipate,” “plan,” “likely,” “believe,” “estimate,” “project,” “intend,” and other similar expressions. Statements that are not historical facts are forward-looking statements. Forward-looking statements are based on current beliefs and assumptions that are subject to risks and uncertainties and are not guarantees of future performance. Actual results could differ materially from those contained in any forward-looking statement as a result of various factors, including, without limitation: the risk that the conditions to the closing of the transaction are not satisfied, including the failure to obtain stockholder approval for the transaction in a timely manner or at all; uncertainties as to the timing of the consummation of the transaction and the ability of each of Organovo and Tarveda to consummate the transaction; risks related to Organovo’s continued listing on The Nasdaq Global Market or The Nasdaq Capital Market until closing of the proposed transaction; risks related to Organovo’s ability to correctly estimate its operating expenses, its expenses associated with the transaction and its net cash as of the closing of the transaction; the risk that as a result of adjustments to the exchange ratio, Organovo shareholders and Tarveda shareholders could own more or less of the combined company than is currently anticipated; competitive responses to the transaction; unexpected costs, charges or expenses resulting from the transaction; potential adverse reactions or changes to business relationships resulting from the announcement or completion of the transaction; legislative, regulatory, political and economic developments; the combined company’s expected cash position at the closing of the proposed merger and other factors discussed in the risk factors included in Organovo’s most recent Annual Report on Form 10-K, Quarterly Reports on Form 10-Q and Current Reports on Form 8-K filed with the SEC. In addition, the forward-looking statements included in this press release represent Organovo’s and Tarveda’s views as of the date hereof. Organovo and Tarveda anticipate that subsequent events and developments will cause their respective views to change. However, while Organovo and Tarveda may elect to update these forward-looking statements at some point in the future, Organovo and Tarveda specifically disclaim any obligation to do so. These forward-looking statements should not be relied upon as representing Organovo’s or Tarveda’s views as of any date subsequent to the date hereof.

Non-Solicitation

This communication does not constitute an offer to sell or solicitation of an offer to buy any securities, nor will there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such jurisdiction.

Important Information and Where to Find It

This communication may be deemed to be solicitation material in respect of the proposed transaction between Organovo and Tarveda. In connection with the proposed transaction, Organovo intends to file relevant materials with the SEC, including a registration statement on Form S-4 that will contain a proxy statement/prospectus/information statement. BEFORE MAKING ANY VOTING OR INVESTMENT DECISION, INVESTORS AND STOCKHOLDERS ARE URGED TO READ THESE MATERIALS CAREFULLY AND IN THEIR ENTIRETY WHEN THEY BECOME AVAILABLE BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT THE PROPOSED TRANSACTIONS. Stockholders may obtain, free of charge, copies of the proxy statement/prospectus/information statement and any other documents filed by Organovo with the SEC in connection with the proposed transactions at the SEC’s website (http://www.sec.gov) and on the investor relations section of Organovo’s website at ir.organovo.com.

Organovo and its directors and executive officers and Tarveda and its directors and executive officers may be deemed to be participants in the solicitation of proxies from the stockholders of Organovo in connection with the proposed transaction. Information regarding the special interests of these directors and executive officers in the Merger will be included in the proxy statement/prospectus/information statement referred to above. Additional information regarding the directors and executive officers of Organovo is included in Organovo’s Definitive Proxy Statement on Schedule 14A relating to the 2019 Annual Meeting of Stockholders, filed with the SEC on July 26, 2019. This document is available free of charge at the SEC website (www.sec.gov) or on the investor relations section of Organovo’s website at ir.organovo.com.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description

2.1	Agreement and Plan of Merger and Reorganization, dated as of December 13, 2019, by and among Organovo, Merger Sub and Tarveda.

2.2	Form of Support Agreement, by and between Organovo, Tarveda and certain directors, officers and stockholders of Tarveda.

2.3	Form of Support Agreement, by and between Tarveda, Organovo and certain directors and officers of Organovo.

2.4	Form of Lock-Up Agreement, by and among Tarveda, Organovo and certain directors and officers of Tarveda and Organovo.

99.1	Joint Press Release dated December 16, 2019, issued by Organovo and Tarveda.

99.2	Conference Call Script for Call to be held on December 16, 2019.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

ORGANOVO HOLDINGS, INC.

Date: December 16, 2019	/s/ Taylor Crouch
Taylor Crouch
Chief Executive Officer and President